UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

(610) 630-6357
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2021, at the annual meeting of stockholders (the “Annual Meeting”) of AdaptHealth Corp. (the “Company”), the stockholders of the Company approved an amendment and restatement (the “2019 Plan Amendment”) of the Company’s 2019 Stock Incentive Plan (the “2019 Plan”) to (x) increase the number of shares of shares of common stock of the Company, par value $0.0001 per share (“Common Stock”) reserved under the 2019 Plan by 2,000,000 shares and (y) following the amendment and restatement of the Certificate of Incorporation of the Company (as described in Item 5.03), reflect that such shares reserved under the 2019 Plan are no longer designated as shares of Class A Common Stock. The 2019 Plan Amendment was previously adopted by the board of directors of the Company (the “Board”) subject to stockholder approval. The 2019 Plan and the 2019 Plan Amendment are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on July 6, 2021 (the “Proxy Statement”), under the caption “Approval of the Amendment and Restatement of the AdaptHealth Corp. 2019 Stock Incentive Plan,” which disclosure is incorporated herein by reference. The description of the 2019 Plan as amended by the 2019 Plan Amendment contained in the Proxy Statement is qualified in its entirety by reference to the full text of the 2019 Plan as amended by the 2019 Plan Amendment, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2021, at the Annual Meeting, the stockholders of the Company approved an amendment and restatement of the Company’s Second Amended and Restated Certificate of Incorporation. On July 28, 2021, the Company filed its Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation (x) increases the authorized number of shares of Common Stock from 245,000,000 shares of Common Stock to 300,000,000 shares of Common Stock and (y) (i) deletes provisions no longer applicable following the exchange of all outstanding shares of Class B Common Stock and common units representing limited liability company interests in AdaptHealth Holdings LLC for shares of Class A Common Stock of the Company, par value $0.0001 per share (“Class A Common Stock”) as of January 1, 2021 and (ii) renames the Class A Common Stock as “Common Stock.” The terms of the Certificate of Incorporation are described in greater detail in the Proxy Statement, under the caption “Approval of the Amendment and Restatement of the Company’s Second Amended and Restated Certificate of Incorporation,” which disclosure is incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 27, 2021, the Company held the Annual Meeting via live audio webcast. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Proxy Statement. At the beginning of the Annual Meeting, there were 91,426,866 shares of Class A Common Stock present or represented by proxy at the Annual Meeting, which represented 70.67% of the combined voting power of the shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Common Stock were entitled to one vote for each share of Class A Common Stock and one vote for each share of Class B Common Stock held as of the close of business on June 22, 2021, the record date for the Annual Meeting.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect four Class II directors for a three-year term;

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3. To approve the amendment and restatement of the Company’s Second Amended and Restated Certificate of Incorporation; and

4. To approve the amendment and restatement of the Company’s 2019 Stock Incentive Plan.

The voting results for each of these proposals are set forth below.

1.       Election of Class II Directors

Name	For	Withheld	Broker Non-Vote
Mr. Terence Connors	67,080,871	14,411,721	9,934,274
Mr. Joshua Parnes	79,404,043	2,088,549	9,934,274
Mr. Ted Lundberg	80,386,363	1,106,229	9,934,274
Mr. David Williams III	80,413,170	1,079,422	9,934,274

Based on the votes set forth above, each director nominee was duly elected to serve as a Class II director until the Company’s annual meeting of stockholders in 2024, or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

2.       Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
89,001,132	1,697,774	727,960

Based on the votes set forth above, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.       Approval of the amendment and restatement of the Company’s Second Amended and Restated Certificate of Incorporation

For	Against	Abstain
91,141,525	271,578	13,763

Based on the votes set forth above, the stockholders approved this proposal.

4.       Approval of the amendment and restatement of the Company’s 2019 Stock Incentive Plan

For	Against	Abstain	Broker Non-Vote
80,717,357	761,128	14,107	9,934,274

Based on the votes set forth above, the stockholders approved this proposal.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1	Third Amended and Restated Certificate of Incorporation of the Registrant.

10.1	Amended and Restated 2019 Stock Incentive Plan of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AdaptHealth Corp.

By:	/s/ Jason Clemens
Jason Clemens
Chief Financial Officer

Dated: July 29, 2021